[PHOTO OMITTED]

                                  HIGH INCOME

                              -------------------

                              Opportunity Fund Inc.


                                                              Semi-Annual Report
                                                              March 31, 1998

                        High Income Opportunity Fund Inc.

Dear Shareholder:

We are pleased to provide the semi-annual report for the High Income Opportunity Fund Inc. ("Fund") for the period ended March 31, 1998. Over the past six months the Fund paid income dividends totaling $0.60 per share. The table below shows the annualized distribution rate and six-month total return for the Fund based on its March 31, 1998 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

        Price                         Annualized                    Six-Month
      Per Share                      Distribution                 Total Return
      ---------                     --------------                 ----------
     $12.34 (NAV)                       8.65%                        4.22%
     $11.875 (NYSE)                     8.99%                        0.23%

The Fund generated a total return on NAV of 4.22% for the six-month ended March 31, 1998. In comparison, the six-month average total return for closed-end high yield bond funds for the same time period was 5.55%, according to Lipper Analytical Services, Inc., an independent fund-tracking organization. A full discussion of the past six-month's economic and market conditions as well as the investment strategy employed by the Fund during this time follows.

Market and Economic Overview

The high yield bond market generated positive performance during the six months ended March 31, 1998 with total returns in the 5% to 6% range. In the first quarter of 1998, the high yield bond market continued to generate competitive performance returns. The lower quality issues generally outperformed the higher quality issues as the performance of the lower quality issues tends to correlate more closely to the U.S. stock market.

During the first quarter of 1998 the U.S. stock market rose by 10% to 15% depending upon which stock market index was used. A strong U.S. economy, ample liquidity in the financial markets and moderate inflation continued to help fuel the stock markets' performance. Interest rates remained confined to a narrow range with little change in the rates of intermediate- and long-term U.S. Treasury securities. The Federal Reserve Board ("Fed") continued to remain on the sidelines, and the federal-funds rate remained unchanged at 5.50%.

While the Asian crisis did not dampen U.S. economic growth, it did keep pressure on worldwide inflation with price declines on a number of important global commodities such as oil. The net result was extremely positive for U.S. financial markets, particularly the U.S. stock market. The U.S. bond market was stuck in a narrow trading range and we believe the bond market will probably continue to trade in a narrow range as long as the Fed's monetary policy remains on hold. However, in recent weeks, the Fed has grown more concerned over strong U.S. economic growth and the possibility that inflation may be increasing. Yet the evidence so far suggests otherwise, with most statistics indicating relatively tame inflation during the first quarter of 1998.

During the first three months of 1998, the stock markets experienced high volatility with most major indices again moving toward record highs. Despite record new issuance, the high yield bond market also generated strong performance results in the first quarter. In our view, this was likely in reaction to continued strength in the U.S. stock markets.

As previously noted, the lower quality segment of the high yield bond market tends to more closely track the performance of the U.S. stock market rather than the higher quality segments. The Fund's relatively higher-quality orientation caused its performance to lag the high yield bond averages modestly during the past six months. Despite the Fund's modest underperformance, we remain committed to our strategy of emphasizing the better quality issues, especially in light of the increased turbulence in a number of Asian economies.

Portfolio Strategy and Market Outlook

During the past six months, we became more conservative and increased our weighting in higher-quality, defensive issues. We continue to believe that the U.S. economy's outlook remains mixed and that many consumer-sensitive industries will continue to experience fierce price competition. In addition, the significant problems in Asia could also put severe pressure on commodity goods prices as troubled Asian companies attempt to increase their exports to the rest of the world to make up for the expected economic declines in their own region. Moreover, we believe that a slowdown in overall world economic growth may occur in the coming months as the severe economic decline in Asia sharply reduces demand for many U.S. and European products. Consequently, the first half of 1998 could experience a slight increase in the default rates of select high yield credits, especially weaker, more vulnerable companies that are having difficulty competing. Given the increased uncertainty over Asia, we would expect stock market volatility to further rise in the coming months.

We will, therefore, still avoid these areas of the U.S. economy where consumer spending is weak as well as industries facing heavy pricing competition. Our emphasis will be on industries that are experiencing strong growth such as telecommunications, media, and cable television. We also plan on owning stronger rated B and BB bonds and avoiding the weaker, lower tier issues that are generally in the CCC/Caa rating category. We believe our conservative investment strategy is a prudent course of action given the higher risks and volatility we expect in the world's financial markets going forward. Yet, despite our general cautiousness, we plan to take advantage of select high growth potential opportunities, especially the telecommunications and media industries where total returns were the strongest in 1997.

In closing, thank you for investing in the High Income Opportunity Fund. We look forward to continuing to help you pursue your investment goals. If you have any questions about the Fund, please call The First Data Investor Services Group, Inc. at (800) 331-1710.

Sincerely,


/s/ Heath B. McLendon                              /s/ John C. Bianchi, C.F.A.

Heath B. McLendon                                  John C. Bianchi, C.F.A.
Chairman                                           Vice President

May 4, 1998

Take Advantage of the Fund's Dividend Reinvestment Policy!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan, a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. The Fund's complete Dividend Reinvestment Plan begins on page 24. Below is a short summary of how the Dividend Reinvestment Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Dividend Reinvestment Plan and about how you can participate, please call First Data Investors Services Group at (800) 331-1710.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               March 31, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT        RATINGS                           SECURITY                                     VALUE
===========================================================================================================
CORPORATE BONDS AND NOTES -- 92.0%
===========================================================================================================
Aerospace/Defense -- 2.0%
   $11,275,000      Ba2*     Airplanes Pass Through Trust, Corporate Collateralized
                               Mortgage Obligation, Series D, 10.875% due 3/15/19              $ 12,696,439
     4,375,000      BB       Morgan Stanley Aircraft Finance, 8.700% due 3/15/23(a)               4,451,563
-----------------------------------------------------------------------------------------------------------
                                                                                                 17,148,002
-----------------------------------------------------------------------------------------------------------
Banks/Savings and Loans -- 3.7%
                             Amresco Inc., Sr. Sub. Notes:
     4,250,000      B          10.000% due 3/15/04                                                4,430,625
     1,000,000      B          9.875% due 3/15/05                                                 1,020,000
    14,900,000      B        First Nationwide Holdings, Sr. Notes, 12.500%
                                due 4/15/03                                                      17,097,750
     5,500,000      B2*      Ocwen Capital Corp., Sr. Notes, 11.875% due 8/1/27                   6,105,000
     3,400,000      BB-      Ocwen Financial Corp., Sr. Notes, 11.875% due 10/1/03                3,884,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 32,537,875
-----------------------------------------------------------------------------------------------------------
Broadcasting- TV, Cable, and Radio -- 12.4%
                             Cablevision Systems Corp., Sr. Sub. Debentures:
    15,725,000      BB-        9.875% due 2/15/13                                                17,415,438
     5,525,000      BB-        10.500% due 5/15/16                                                6,491,875
     5,900,000      BB-        9.875% due 4/1/23                                                  6,563,750
     6,250,000      Ba3*     Century Communications, Sr. Notes, 8.750% due 10/1/07                6,515,625
     7,950,000      B2*      Comcast UK Cable, Sr. Unsecured Discount Debentures,
                                step bond to yield 11.535% due 11/15/07                           6,618,375
     2,600,000      BB+      Le Groupe Videotron, Sr. Notes, 10.625% due 2/15/05                  2,918,500
                             Marcus Cable Capital Corp., Sr. Discount Notes:
     4,100,000      B3*        Step bond to yield 11.210% due 8/1/04                              3,915,500
     2,590,000      B1*        Step bond to yield 12.748% due 12/15/05                            2,356,900
     6,000,000      B-       PX Escrow Corp., Sr. Discount Notes, step bond to
                                yield 9.322% due 2/1/06(a)                                        4,282,500
                             Rogers Cablesystems, Sr. Secured Second Priority:
     4,000,000      BB+        Debentures 10.000% due 3/15/05                                     4,460,000
     4,400,000      BB+        Debentures 10.000% due 12/1/07                                     4,917,000
    11,195,000      BB-        Sr. Sub. Debentures, 11.000% due 12/1/15                          13,224,094
     4,950,000      BB-      Rogers Communications, Sr. Notes, 8.875%
                                due 7/15/07                                                       5,036,625
                             TV Azteca SA De CV, Sr. Sub. Notes:
     3,925,000      Ba3*       10.125% due 2/15/04                                                4,121,250
     6,450,000      Ba3*       10.500% due 2/15/07                                                6,901,500
    21,225,000      B        United International Holdings Inc., Sr. Discount Notes,
                               Step bond to yield 10.669% due 2/15/08(a)                         13,292,156
-----------------------------------------------------------------------------------------------------------
                                                                                                109,031,088
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT        RATINGS                           SECURITY                                     VALUE
===========================================================================================================
Building/Construction -- 0.7%
   $ 3,825,000      NR       CIA Latino Americana, Company Guaranteed, 11.625%
                               due 6/1/04(a)                                                    $ 3,958,875
     2,000,000      BB+      Trizec Finance, Sr. Notes, 10.875% due 10/15/05                      2,267,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,226,375
-----------------------------------------------------------------------------------------------------------
Chemicals -- 1.7%
     1,125,000      BB-      American Pacific Corp., Sr. Notes, 9.250% due 3/1/05(a)              1,164,375
     3,875,000      B3*      Interlake Corp., Sr. Sub. Notes, 12.125% due 3/1/02                  4,020,313
     5,000,000      B1*      NL Industries, Sr. Secured Notes, 11.750% due
                                10/15/03                                                          5,550,000
     4,350,000      B        Unifrax Investment Corp., Sr. Notes, 10.500%
                               due 11/1/03                                                        4,545,750
-----------------------------------------------------------------------------------------------------------
                                                                                                 15,280,438
-----------------------------------------------------------------------------------------------------------
Consumer Durables -- 0.9%
     4,000,000      B-       Eagle-Picher Industrial Inc., Sr. Sub. Notes, 9.375%
                               due 3/1/08(a)                                                      4,080,000
     6,050,000      B        Texon International, Sr. Notes, 10.000% due 2/1/08(a)                3,394,006
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,474,006
-----------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 1.1%
     4,950,000      B2*      Intertek Finance PLC, Sr. Sub. Notes, 10.250% due 11/1/06            5,265,563
     4,475,000      B+       Park-Ohio Industries, Sr. Sub. Notes, 9.250%
                               due 12/1/07                                                        4,721,125
-----------------------------------------------------------------------------------------------------------
                                                                                                  9,986,688
-----------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Services -- 0.9%
     2,900,000      B-       Alvey Systems Inc., Sr. Sub. Notes, 11.375%
                               due 1/31/03                                                        3,034,125
     4,675,000      B-       Outsourcing Solutions, Sr. Sub. Notes, 11.000%
                               due 11/1/06                                                       5,148,344
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,182,469
-----------------------------------------------------------------------------------------------------------
Electric Utilities -- 4.7%
                             AES Corp., Sr. Sub. Notes:
     2,150,000      Ba1*       10.250% due 7/15/06                                                2,375,750
     2,300,000      Ba1*       8.375% due 8/15/07                                                 2,363,250
    11,025,000      Ba1*       8.500% due 11/1/07(a)                                             11,410,875
                             Calpine Corp., Sr. Notes:
     6,675,000      Ba2*       10.500% due 5/15/06                                                7,375,875
     2,400,000      Ba2*       8.750% due 7/15/07                                                 2,478,000
     3,425,000      BB+      Cleveland Electric, Sr. Notes, 7.430% due 11/1/09(a)                 3,549,156
     5,525,000      BB+      El Paso Electric Co., First Mortgage, 8.900% due 2/1/06              6,146,563
     1,624,341      BB       Midland Cogeneration Venture Limited Partnership,
                             Midland Funding, Debentures, Sr. Secured Lease
                               Obligation Bond, Series C, 10.330% due 7/23/02                     1,748,197
     3,400,000      BBB-     Niagara Mohawk Power, First Mortgage, 7.750%
                               due 5/15/06                                                        3,591,250
-----------------------------------------------------------------------------------------------------------
                                                                                                 41,038,916
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT          RATINGS                           SECURITY                                     VALUE
==========================================================================================================
Electronics/Computers -- 6.5%
     3,100,000      B-       Axiohm Transaction Services, Sr. Sub. Notes, 9.750%
                               due 10/1/07                                                        3,162,000
     3,925,000      B        Celestica International, Sr. Sub. Notes, 10.500%
                               due 12/31/06                                                       4,288,063
     8,225,000      B        Fairchild Semiconductor Corp., Sr. Sub. Notes, 10.125%
                               due 3/15/07                                                        8,595,125
     4,725,000      B-       Graphic Controls Corp., Sr. Sub. Notes, 12.000%
                               due 9/15/05                                                        5,303,813
                             Unisys Corp., Sr. Notes:
    10,875,000      B+         12.000% due 4/15/03                                               12,397,500
    12,550,000      B+         11.750% due 10/15/04                                              14,573,688
     8,000,000      B-       Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07                   8,400,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 56,720,189
-----------------------------------------------------------------------------------------------------------
Financial Services -- 0.6%
     4,950,000      B2*      Intertek Finance PLC, Sr. Sub. Notes, 10.250% due 11/1/06            5,265,563
-----------------------------------------------------------------------------------------------------------
Food -- 2.3%
     2,275,000      B+       Ameriserve Food Distributors Company Guaranteed,
                               8.875% due 10/15/06                                                2,348,938
     4,575,000      B-       B & G Foods Inc., Sr. Sub. Notes, 9.625% due 8/1/07                  4,700,813
     7,075,000      B        Imperial Holly Corp., Sr. Sub. Notes, 9.750%
                               due 12/15/07                                                       7,304,938
     3,000,000      B        Purina Mills Inc., Sr. Sub. Notes, 9.000% due 3/15/10(a)             3,105,000
     2,335,000      B-       Van de Kamp Inc., Sr. Sub. Notes, 12.000% due 9/15/05                2,615,200
-----------------------------------------------------------------------------------------------------------
                                                                                                 20,074,889
-----------------------------------------------------------------------------------------------------------
Health Care -- 5.6%
     4,275,000      B-       Fisher Scientific International Inc., Sr. Sub. Notes,
                               9.000% due 2/1/08(a)                                               4,371,188
     3,950,000      B+       Frensenius Medical Capital Trust II, Company Guaranteed,
                               7.875% due 2/1/08(a)                                               3,950,000
     8,750,000      BB       ICN Pharmaceuticals Inc., Sr. Notes, 9.250%
                               due 8/15/05                                                        9,296,875
     4,125,000      B2*      Integrated Health Services Inc., Sr. Sub. Notes,
                               9.250% due 1/15/08                                                 4,346,719
    14,400,000      B-       Magellan Health Services, Sr. Sub. Notes, 9.000%
                               due 2/15/08(a)                                                    14,580,000
     7,625,000      B-       Paragon Health Network, Sr. Sub. Notes, 9.500%
                               due 11/1/07                                                        7,872,813
     4,425,000      B-       Pharmaceutical Fine Chemicals, Sr. Sub. Notes,
                               9.750% due 11/15/07(a)                                             4,574,344
-----------------------------------------------------------------------------------------------------------
                                                                                                 48,991,939
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.                      7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT          RATINGS                           SECURITY                                     VALUE
===========================================================================================================
Hotel, Casinos and Gaming -- 7.2%

   $ 2,350,000      B        Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04                   $ 2,711,313
     7,350,000      B+       Clark USA Inc., Sr. Notes, 10.875% due 12/1/05                       8,112,563
     5,375,000      B-       Courtyard by Marriott, Sr. Secured Notes, 10.750%
                                due 2/1/08                                                        5,952,813
     3,125,000      B2*      Extended Stay America, Sr. Sub. Notes, 9.150%
                                due 3/15/08(a)                                                    3,156,250
     1,500,000      Ba3*     HMC Acquisition Properties, Sr. Notes, 9.000%
                                due 12/15/07                                                      1,578,750
                             HMH Properties, Sr. Notes:
    17,550,000      BB-         9.500% due 5/15/05                                               18,690,732
     4,350,000      BB-         8.875% due 7/15/07                                                4,600,125
     5,125,000      Ba1*     Mohegan Tribal Gaming Authority, Sr. Secured Notes,
                                13.500% due 11/15/02                                              6,624,063
     5,500,000      B        Showboat Inc., Sr. Sub. Notes, 13.000% due 8/1/09                    6,696,250
     5,025,000      B        Signature Resorts Inc., Sr. Sub. Notes, 9.750%
                                due 10/1/07                                                       5,125,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 63,248,359
-----------------------------------------------------------------------------------------------------------
Insurance -- 1.1%
     5,500,000      BB+      SIG Capital Trust, Company Guaranteed, 9.500%
                               due 8/15/27                                                        5,671,875
     4,175,000      BB-      Veritas Capital Trust, Company Guaranteed, 10.000%
                               due 1/2/28                                                         4,394,188
-----------------------------------------------------------------------------------------------------------
                                                                                                 10,066,063
-----------------------------------------------------------------------------------------------------------
Leisure -- 1.0%
                             Premier Parks Inc., Sr. Notes:
     2,750,000      B-         9.250% due 4/1/06                                                  2,818,750
     2,750,000      B-         Step bond to yield 10.000% due 4/1/08                              1,756,563
     4,225,000      B3*      SFX Entertainment Inc., Sr. Sub. Notes, 9.125%
                               due 2/1/08(a)                                                      4,182,750
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,758,063
-----------------------------------------------------------------------------------------------------------
Metals/Mining -- 2.5%
     9,350,000      B-       Haynes International Inc., Sr. Notes, 11.625%
                               due 9/1/04                                                        10,600,563
     8,700,000      B2*      Kaiser Aluminum and Chemical, Sr. Sub. Notes,
                               12.750% due 2/1/03                                                 9,265,500
     2,275,000      B2*      Koppers Industry Inc., Sr. Sub. Notes, 9.875%
                               due 12/1/07                                                        2,411,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 22,277,563
-----------------------------------------------------------------------------------------------------------
Oil and Natural Gas -- 8.6%
     4,350,000      B        Canadian Forest Oil Ltd., Sr. Sub. Notes, 8.750%
                               due 9/15/07                                                        4,447,875
     2,425,000      B2*      Coho Energy, Sr. Sub. Notes, 8.875% due 10/15/07                     2,315,875

8                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT          RATINGS                           SECURITY                                     VALUE
===========================================================================================================
Oil and Natural Gas-- 8.6% (continued)

   $ 8,475,000      B+       Dawson Production Services, Sr. Sub. Notes,
                                9.375% due 2/1/07                                               $ 8,739,844
     3,950,000      Baa3*    Deeptech International, Sr. Sub. Notes, 12.000%
                                due 12/15/00                                                      4,384,500
     7,025,000      Ba2*     Gulf Canada Resources Ltd., Sub. Debentures,
                                9.625% due 7/1/05                                                 7,639,688
     3,600,000      B+       ICO Inc., Sr. Notes, 10.375% due 6/1/07                              3,780,000
     2,275,000      BB-      J. Ray McDermott SA, Sr. Sub. Notes, 9.375%
                                due 7/15/06                                                       2,462,688
                             Ocean Energy Inc., Company Guaranteed,
     4,675,000      B           10.375% due 10/15/05                                              5,189,250
     3,600,000      BB-         9.750% due 10/1/06                                                3,969,000
     2,325,000      B-          8.875% due 7/15/07                                                2,481,938
                             Parker Drilling, Debentures:
     9,525,000      B+          9.750% due 11/15/06                                              10,215,563
     4,200,000      B+          9.750% due 11/15/06(a)                                            4,504,500
     4,425,000      BB-      Pride Petroleum, Sr. Sub. Notes, 9.375% due 5/1/07                   4,723,688
     6,025,000      BB+      Santa Fe Energy Resources, Sr. Sub. Debentures,
                                11.000% due 5/15/04                                               6,552,188
     3,675,000      B2*      Stone Energy Corp., Sr. Sub. Notes, 8.750%
                                due 9/15/07                                                       3,771,469
-----------------------------------------------------------------------------------------------------------
                                                                                                 75,178,066
-----------------------------------------------------------------------------------------------------------
Packaging and Containers -- 1.6%
     2,000,000      B+       Container Corp. of America, Sr. Notes, 11.250%
                                due 5/1/04                                                        2,190,000
     4,250,000      B        Huntsman Packaging Corp., Sr. Sub. Notes, 9.125%
                                due 10/1/07(a)                                                    4,340,313
     5,125,000#     B        Impress Metal Packaging, Sr. Sub. Notes, 9.875%
                                due 5/29/07                                                       2,968,615
     4,250,000      B-       Tekni-Plex, Inc., Sr. Sub. Notes, 9.250% due 3/1/08(a)               4,377,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 13,876,428
-----------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 1.9%
     1,677,000      B-       American Pad & Paper Co., Sr. Sub. Notes, 13.000%
                                due 11/15/05                                                      1,697,963
     3,400,000      B        Goss Graphic Systems, Sr. Sub. Notes, 12.000%
                                due 10/15/06                                                      3,867,500
    10,075,000      B+       SD Warren Corp., Sr. Sub. Notes, 12.000% due 12/15/04               11,271,406
-----------------------------------------------------------------------------------------------------------
                                                                                                 16,836,869
-----------------------------------------------------------------------------------------------------------
Pollution Control/Waste Removal --  0.5%
     3,925,000      B+       Allied Waste North America, Sr. Sub. Notes, 10.250%
                                due 12/1/06                                                       4,376,375
-----------------------------------------------------------------------------------------------------------
Real Estate Development/ REITS -- 0.4%
     3,200,000      B-       BF Saul REIT, Sr. Notes, 9.750% due 4/1/08(a)                        3,240,000
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.                      9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT          RATINGS                           SECURITY                                     VALUE
===========================================================================================================
Telecommunications -- 22.9%

   $ 4,400,000      NR       Allegiance Telecom Inc., Units, step bond to yield
                               11.713% due 2/15/08(a)                                           $ 2,552,000
     2,250,000      NR       American Mobile Satellite, Units, 12.250% due 4/1/08(a)              2,340,000
     3,375,000#     B2*      Cellular Communications International Inc.,
                               Sr. Discount Notes, 9.500% due 4/1/05                              2,413,384
    11,100,000      B3*      Clearnet Communications, Inc., Sr. Discount Notes,
                               step bond to yield 13.507% due 12/15/05                            9,213,000
     8,000,000      NR       Colt Telecommunications, Units, step bond to yield
                               11.615% due 12/15/06(a)                                            7,040,000
       400,000#     NR       Colt Telecommunications, Sr. Notes, 10.125%
                               due 11/30/07                                                         723,424
                             Esprit Telecom Group, Sr. Notes:
     3,900,000      B-         11.500% due 12/15/07(a)                                            4,304,625
     7,375,000#     B-         11.500% due 12/15/07                                               4,386,558
     4,325,000      NR       Facilicom International Inc., Sr. Notes, 10.500%
                               due 1/15/08(a)                                                     4,530,438
     6,450,000      B2*      Fonorola Inc., Sr. Secured Notes, 12.500% due 8/15/02                7,215,938
     4,550,000      B        Hermes Europe Railtel Intelcom, Sr. Notes, 11.500%
                               due 8/15/07                                                        5,164,250
    10,225,000      B        Intermedia Communications of Florida, Sr. Discount
                               Unsecured Notes, step bond to yield 11.961%
                               due 5/15/06                                                        8,448,406
    12,925,000      B-       Iridium LLC/Capital Corp., Sr. Notes, 14.000%
                               due 7/15/05                                                       15,041,469
     9,450,000      B+       McLeod Inc., Sr. Discount Debentures, step bond to
                               yield 10.704% due 3/1/07                                           7,241,063
    10,225,000      NR       Metronet Communications, Sr. Notes, 12.000%
                               due 8/15/07                                                       11,835,438
     8,925,000      B        Millicom International Cellular S.A., Sr. Discount Notes,
                               step bond to yield 13.500% due 6/1/06                              6,905,719
     3,875,000      B        Netia Holdings B.V., Company Guaranteed Notes,
                               10.250% due 11/1/07(a)                                             3,991,250
                             Nextel Communications Inc., Sr. Discount Notes:
    15,125,000      B2*        Step bond to yield 11.206% due 8/15/04                            14,557,813
     1,000,000      B3*        Step bond to yield 9.844% due 9/15/07                                670,000
    10,125,000      B        Nextlink Communications, Sr. Notes, 12.500%
                               due 4/15/06                                                       11,732,344
     1,250,000      NR       Orbital Imaging Corp., Units, 11.625% due 3/1/05(a)                  1,375,000
     5,500,000      Caa2*    Pagemart Nationwide, Inc., Sr. Discount Notes,
                               step bond to yield 13.344% due 2/1/05(a)                           4,867,500
    11,075,000      Caa2*    Pagemart Wireless Inc., Sr. Discount Notes, step bond
                               to yield 11.250% due 2/1/08(a)                                     6,811,125
     8,600,000      B-       Primus Telecomm Group, Sr. Notes, 11.750% due 8/1/04                 9,632,000
                             Qwest Communications:
    10,825,000      B+         Sr. Discount Notes, step bond to yield 9.378%
                                 due 10/15/07                                                     7,969,906
     3,625,000      B+         Sr. Notes, 10.875% due 4/1/07                                      4,205,000

10                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT          RATINGS                           SECURITY                                     VALUE
==========================================================================================================
Telecommunications--         22.9% (continued) RCN Corp.:

   $ 9,025,000      B3*         Sr. Discount Notes, step bond to yield 11.140%
                                  due 10/15/07                                                 $  6,114,438
     4,000,000      B3*         Sr. Notes, 10.000% due 10/15/07                                   4,280,000
     6,975,000      B-       RSL Communications Ltd., Units, 12.250% due 11/15/06                 7,942,781
     2,125,000      B-       Satelites Mexicanos SA, Sr. Notes, 10.125%
                                due 11/1/04                                                       2,188,750
                             Telesystems Communications, Sr. Discount Debentures:
    15,850,000      B           Step bond to yield 12.405% due 6/30/07                           11,095,000
     3,450,000      CCC+        Step bond to yield 10.513% due 11/1/07                            2,208,000
     3,150,000      NR       Wam!Net Inc., Units, Step bond to yield 13.250%
                                due 3/1/05(a)                                                     1,921,500
-----------------------------------------------------------------------------------------------------------
                                                                                                200,918,119
-----------------------------------------------------------------------------------------------------------
Transportation -- 1.8%
     2,750,000      B+       American Reefer Co. Ltd., 1st Mortgage, 10.250%
                                due 3/1/08(a)                                                     2,763,750
     5,800,000      BB       GS Superhighway Holdings, Sr. Notes, 10.250%
                                due 8/15/07                                                       4,937,250
                             Sea Containers Ltd.:
     2,100,000      BB-         Sr. Notes., 7.875% due 2/15/08(a)                                 2,079,000
     5,700,000      BB-         Sr. Sub. Debentures, 12.500% due 12/1/04                          6,441,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 16,221,000
-----------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES
                             (Cost-- $762,814,348)                                              807,689,779
===========================================================================================================
       SHARES                                         SECURITY                                      VALUE
===========================================================================================================
PREFERRED STOCK -- 4.8%
===========================================================================================================
Banks/Savings and Loans -- 0.3%
       108,000               California Federal, Series A, Exchangeable 9.125%                    2,970,000
-----------------------------------------------------------------------------------------------------------
Cable -- 4.5%
        33,800               Time Warner Inc., Series K, Exchangeable 10.250%                    37,813,750
        61,200               Viasystems Inc.                                                      1,277,550
-----------------------------------------------------------------------------------------------------------
                                                                                                 39,091,300
-----------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCK
                             (Cost-- $40,024,321)                                                42,061,300
===========================================================================================================
COMMON STOCK -- 0.1%
===========================================================================================================
Telecommunications -- 0.1%
        21,302               Nextel  Communications, Inc                                            718,943
        20,125               Pagemart Nationwide Inc.                                               174,836
-----------------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCK
                             (Cost-- $343,738)                                                      893,779
===========================================================================================================

                       See Notes to Financial Statements.                     11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1998
--------------------------------------------------------------------------------

    SHARES                                            SECURITY                                     VALUE
===========================================================================================================
WARRANTS -- 0.4%
===========================================================================================================
Broadcasting-TV, Cable and Radio -- 0.0%
         9,225               Australis Holdings Ltd., Expire 10/30/01(a)(b)                      $        1
        14,825               United International Holdings Australia Inc.,
                                Expire 5/15/06(b)                                                   177,900
         5,700               Wireless One, Inc., Expire 10/15/03(b)                                   1,424
-----------------------------------------------------------------------------------------------------------
                                                                                                    179,325
-----------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing  -- 0.0%
         8,175               SD Warren Corp., Expire 12/5/06(a)(b)                                  143,880
-----------------------------------------------------------------------------------------------------------
Telecommunications -- 0.4%
        55,110               Clearnet Communications Inc., Expire 9/15/05(b)                        330,660
         7,500               Globalstar LP, Expire 2/15/04(b)                                     1,050,000
         6,725               Iridium LLC Corp., Expire 7/15/05(b)                                   941,500
       102,250               Metronet Communications, Expire 8/15/07(b)                             204,500
        11,959               Nextel  Communications, Inc., Expire 12/15/98(a)(b)                      5,023
         6,575               Nextel  Communications, Inc., Expire 4/25/99(a)(b)                      19,002
        43,470               Pagemart Inc., Expire 12/31/03(a)(b)                                   326,025
         7,600               Primus Telecomm Group, Expire 8/1/04(b)                                243,200
         6,975               RSL Communications Ltd., Expire 11/15/06(b)                            279,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,398,910
-----------------------------------------------------------------------------------------------------------
                             TOTAL WARRANTS
                             (Cost-- $1,764,450)                                                  3,722,115
===========================================================================================================
       FACE
      AMOUNT                                          SECURITY                                      VALUE
===========================================================================================================
REPURCHASE AGREEMENT -- 2.7%
   $23,633,000               Goldman Sachs Inc., 5.843% due 4/1/98; Proceeds
                             at maturity -- $23,636,836; (Fully collateralized by
                             U.S. Treasury Notes, 5.375% due 2/15/01; Market
                             value-- $24,116,045) (Cost -- $23,633,000)                          23,633,000

===========================================================================================================
                             TOTAL INVESTMENTS -- 100%
                             (Cost-- $828,579,857**)                                           $877,999,973

===========================================================================================================

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)   Non-income producing security.
#     Represents local currency.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 13 for definition of ratings.

12                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
Definition of Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's") except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB         --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B       --    Bonds rated "BB" and "B" are regarded, on balance, as
and CCC           predominantly speculative and with respect to capacity
                  to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's     --    Numerical  modifiers 1,2 and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa         --    Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba          --    Bonds that are rated "Ba" are judged to have speculative
                  elements; their future cannot be considered as well assured.
                  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           --    Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa         --    Bonds that are rated "Caa" are of poor standing. These
                  issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR          --    Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   March 31, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $828,579,857)                          $ 877,999,973
  Cash                                                                           290
  Receivable for securities sold                                             740,628
  Receivable for open forward foreign currency contracts (Note 8)            227,530
  Dividend and interest receivable                                        17,551,438
------------------------------------------------------------------------------------

  Total Assets                                                           896,519,859
------------------------------------------------------------------------------------

LIABILITIES:
  Payable for securities purchased                                         4,438,253
  Dividends payable                                                        2,032,254
  Management fees payable                                                    893,224
  Accrued expenses                                                           359,414
------------------------------------------------------------------------------------

  Total Liabilities                                                        7,723,145
------------------------------------------------------------------------------------

Total Net Assets                                                        $888,796,714
====================================================================================
NET ASSETS:
  Par value of capital shares                                           $     72,017
  Capital paid in excess of par value                                    898,171,021
  Overdistributed net investment income                                     (364,297)
  Accumulated net realized loss on security
    transactions, futures contracts and options                          (58,724,201)
  Net unrealized appreciation of investments and foreign currencies       49,642,174
------------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $12.34 a share on 72,016,610 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)          $888,796,714
====================================================================================

14                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 1998

INVESTMENT INCOME:
   Interest                                                         $41,332,459
   Dividends                                                          3,310,986
--------------------------------------------------------------------------------
   Total Investment Income                                           44,643,445
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                           5,060,661
   Shareholder communication fees                                       151,176
   Shareholder and system servicing fees                                 18,949
   Audit and legal                                                       15,170
   Custody fees                                                          15,062
   Directors' fees                                                        4,488
   Other                                                                 21,640
--------------------------------------------------------------------------------
   Total Expenses                                                     5,287,146
--------------------------------------------------------------------------------
Net Investment Income                                                39,356,299
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS AND FOREIGN CURRENCIES
(NOTES 3, 5 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)          5,078,663
     Futures contracts                                                 (462,223)
     Options purchased                                                 (648,905)
     Foreign currency transactions                                      466,987
--------------------------------------------------------------------------------
   Net Realized Gain                                                  4,434,522
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments
     and Foreign Currencies:
     Beginning of period                                             56,962,467
     End of period                                                   49,642,174
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (7,320,293)
--------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts, Options
  and Foreign Currencies                                             (2,885,771)
--------------------------------------------------------------------------------

Increase in Net Assets From Operations                              $36,470,528
================================================================================

                       See Notes to Financial Statements.                     15

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 1998 (unaudited) and the Year Ended September 30, 1997

                                                               1998            1997
=========================================================================================
OPERATIONS:
  Net investment income                                   $  39,356,299    $  80,776,721
  Net realized gain                                           4,434,522        7,070,567
  Increase (decrease) in net unrealized appreciation         (7,320,293)      40,292,499
-----------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                     36,470,528      128,139,787
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (42,574,158)     (78,232,239)
-----------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                           (42,574,158)     (78,232,239)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net asset value of shares issued
    for reinvestment of dividends                            12,211,727       14,041,863
-----------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                  12,211,727       14,041,863
-----------------------------------------------------------------------------------------
Increase in Net Assets                                        6,108,097       63,949,411
NET ASSETS:
  Beginning of period                                       882,688,617      818,739,206
-----------------------------------------------------------------------------------------
  End of period*                                           $888,796,714     $882,688,617
=========================================================================================
* Includes undistributed (overdistributed)
  net investment income of:                                   $(364,297)      $2,386,575
=========================================================================================

16                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

      1. Significant Accounting Policies

      The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. Management Agreement and Other Transactions

      Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays MMC a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

      3. Investments

      During the six months ended March 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $405,007,887
--------------------------------------------------------------------------------
Sales                                                                408,972,793
================================================================================

      At March 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $50,689,782
Gross unrealized depreciation                                        (1,269,666)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $49,420,116
================================================================================

      4. Capital Loss Carryforward

      At September 30, 1997, the Fund had, for Federal tax purposes, approximately $62,721,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                                                      2003               2004
================================================================================
Carryforward Amounts                               $24,603,000       $38,118,000
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

      5. Futures contracts

      Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At March 31, 1998, the Fund had no open futures contracts.

      6. Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At March 31, 1998, the Fund had no open purchased call or put option contracts.

      When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the six months ended March 31, 1998, the Fund had not written any call or put options.

      7. Repurchase Agreements

      The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      8. Forward Foreign Currency Contracts

      At March 31, 1998, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts is reflected as follows:

                               Local        Market      Settlement    Unrealized
Foreign Currency             Currency        Value         Date          Gain
================================================================================
To Sell:
British Pound              $ 1,394,820    $ 2,329,241      5/26/98     $ 4,530
European Currency Unit       2,125,806      2,293,223      6/18/98      33,408
German Mark                 19,480,534     10,571,770       6/2/98     189,592
--------------------------------------------------------------------------------
Total Unrealized Gain on Forward
  Foreign Currency Contracts                                          $227,530
================================================================================

      9. Capital Shares

      During the six months ended March 31, 1998 and the year ended September 30, 1997, capital stock transactions were as follows:

                                         1998                      1997
                                 --------------------    -----------------------
                                  Shares    Amount        Shares       Amount
================================================================================
Shares issued on reinvestment    995,988  $12,211,727    1,162,622   $14,041,863
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                          1998(1)        1997          1996          1995        1994(2)(3)
============================================================================================================
Net Asset Value,
  Beginning of Period                     $12.43        $11.72        $11.48        $11.20        $12.50
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                     0.56          1.15          1.14          1.14          1.01*
  Net realized and unrealized
    gain (loss)                            (0.05)         0.68          0.22          0.28         (1.30)
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                                0.51          1.83          1.36          1.42         (0.29)
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.60)        (1.12)        (1.12)        (1.12)        (1.01)
  Capital                                     --            --            --         (0.02)           --
------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.60)        (1.12)        (1.12)        (1.14)        (1.01)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $12.34        $12.43        $11.72        $11.48        $11.20
------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value                     0.23%++      18.18%        21.07%         9.90%        (7.33)%++
------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value**                4.22%++      16.48%        12.86%        13.99%        (2.31)%++
------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)                  $889          $883          $819          $802          $783
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  1.20%+        1.21%         1.21%         1.20%         1.15%+*
  Net investment income                     8.94+         9.63          9.85         10.02          9.09+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       48%           87%           73%           59%           69%
------------------------------------------------------------------------------------------------------------
Market Value, End of Period              $11.875       $12.438       $11.500       $10.500       $10.625
============================================================================================================

(1)   For the six months ended March 31, 1998 (unaudited).
(2) For the period from October 22, 1993 (commencement of operations) to September 30, 1994
(3)   Based on the weighted average shares outstanding for the period.
* The Manager waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 1.21% (annualized).
** The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                        Income        Dividend
                            NYSE          Net Asset    Dividend     Reinvestment
                       Closing Price*       Value        Paid           Price
================================================================================
1996
  January 23               $11.00          $11.68       $0.0930        $11.339
  February 20               11.13           11.85        0.0930         11.242
  March 26                  11.13           11.62        0.0930         11.135
  April 23                  11.00           11.56        0.0930         11.010
  May 28                    10.81           11.62        0.0930         10.880
  June 25                   10.69           11.48        0.0930         11.020
  July 23                   11.13           11.44        0.0930         11.270
  August 27                 11.25           11.47        0.0930         11.300
  September 24              11.13           11.61        0.0930         11.430
  October 22                11.38           11.65        0.0930         11.375
  November 25               11.25           11.77        0.0930         11.375
  December 23               11.38           11.84        0.0930         11.490
1997
  January 28                11.75           11.94        0.0930         11.872
  February 25               11.75           12.09        0.0930         11.895
  March 24                  11.75           11.81        0.0930         11.710
  April 22                  11.75           11.67        0.0930         11.670
  May 27                    11.88           11.92        0.0930         11.920
  June 24                   12.06           12.13        0.0930         12.120
  July 22                   12.31           12.17        0.0930         12.170
  August 26                 12.25           12.24        0.0930         12.240
  September 23              12.38           12.38        0.0930         12.380
  October 28                11.69           12.30        0.0930         12.200
  November 24               12.31           12.23        0.0930         12.230
  December 22               12.44           12.26        0.0930         12.260
  December 31               12.50           12.24        0.0375         12.240
1998
  January 27                12.63           12.24        0.0930         12.240
  February 24               12.69           12.30        0.0930         12.300
  March 24                  11.88           12.29        0.0930         11.990
================================================================================

* In December 1995, the valuation date, which is the date that determines the dividend reinvestment price, was changed from payable date to record date.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker-dealer or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds the net asset value per share on the date of valuation, Plan participants will be issued shares of Common Stock at a price equal to the greater of (1) the net asset value per share most recently determined (as described under "Net Asset Value" in the Statement of Additional Information) or (2) 95% of the market price.

      If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. First Data will begin to purchase Common Stock on the open market as soon as

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of each Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

------------------------------
         High Income

        --------------

     Opportunity Fund Inc.
------------------------------

Directors

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus
C. Richard Youngdahl, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager

Mutual Management Corp.

Custodian

PNC Bank, N.A.

Shareholder
Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

[GRAPHIC OMITTED]

High Income Opportunity Fund Inc.
388 Greenwich Street
New York, New York 10013

FD0850 5/98